UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 27, 2026
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PLIANT THERAPEUTICS, INC.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-39303	47-4272481
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

331 Oyster Point Blvd., South San Francisco, CA		94080
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: (650) 481-6770
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	PLRX	The Nasdaq Stock Market LLC
Series A Junior Participating Preferred Purchase Rights	N/A	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

As previously disclosed, on March 30, 2026, Pliant Therapeutics, Inc. (the “Company”) entered into a Sales Agreement, or the 2026 Sales Agreement, with Leerink Partners LLC, as sales agent, with respect to an at-the-market offering program to sell shares of the Company’s common stock from time to time through the sales agent. Pursuant to the “at the market offering” prospectus, the Company may offer and sell shares of its common stock having an aggregate offering price of up to $50.0 million.
Effective as of March 27, 2026, the Company terminated the Controlled Equity Offering℠ Sales Agreement dated July 2, 2021, or the 2021 Sales Agreement, with Cantor Fitzgerald & Co. The Company is not subject to any termination penalties related to the termination of the 2021 Sales Agreement. Prior to termination, the Company had not sold any shares of its common stock pursuant to the 2021 Sales Agreement. As a result of the termination of the 2021 Sales Agreement, the Company will not offer or sell any shares of its common stock under the 2021 Sales Agreement.
A copy of the 2021 Sales Agreement was filed as Exhibit 1.2 to the registration statement on Form S-3ASR (File No. 333-257684) filed by the Company on July 2, 2021. The description of the 2021 Sales Agreement contained herein does not purport to be complete and is qualified in its entirety by reference to the copy of the 2021 Sales Agreement filed as Exhibit 1.2 to the registration statement on Form S-3ASR (File No. 333-257684) filed by the Company on July 2, 2021.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PLIANT THERAPEUTICS, INC.

Date: March 30, 2026	By:	/s/ Keith Cummings
Keith Cummings, M.D., MBA
Chief Financial Officer